____________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  September 15, 1997





                       MORGAN STANLEY ABS CAPITAL II INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



   Delaware                           333-26581          Not Yet Available
------------------------------        ------------       ------------------
(State or Other Jurisdiction          (Commission        (I.R.S. Employer
     of Incorporation)                File Number)       Identification No.)


1585 Broadway
New York, New York                                            10036
------------------                                           ----------
(Address of Principal                                        (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (212) 761-1817
                                                     ---------------
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(Former Name or Former Address if Changed Since Last Report)

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Item 5.  Other Events
         ------------

Filing of Monthly Reports.
-------------------------


     Reference is made to BankBoston Recreational Vehicle Asset Backed Trust 1997-1 (the "Trust") and to the Notes and Certificates issued thereby (the "Securities"). Attached hereto are copies of certain monthly reports to the holders of the Securities which were derived from the monthly information compiled and submitted by the Servicer of the Trust.

Item 7.   Financial Statement and Exhibits
          --------------------------------


Exhibit  1:     Monthly  Distribution  Statement   to  the  Noteholders   and
Certificateholders for September 15, 1997 Payment Date.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANKBOSTON RECREATIONAL VEHICLE
                                   ASSET BACKED TRUST 1997-1


                                   BY: Wilmington Trust Company,
                                        not in its individual
                                        capacity but solely as trustee



                                   By:
                                       --------------------------
                                   Name:
                                   Title:



Dated:  October 1, 1997






                                Exhibit Index
                                -------------



Exhibit                                                                Page
-------                                                                ----

Exhibit  1:  Monthly  Distribution   Statement  to  the   Noteholders  and
Certificateholders for September 15, 1997 Payment Date.



                        SERVICER'S MONTHLY CERTIFICATE


      BANKBOSTON RECREATIONAL VEHICLE ASSET BACKED SERIES 1997-1

Accounting Date:              9/5/97
Determination Date:           9/12/97
Monthly Payment Date:         9/15/97
Collection Period Ending:     8/31/97

I.   COLLECTION ACCOUNT SUMMARY

  Total Available Funds
     Principal and Interest Payments Received (including
     Prepayments)                                              10,526,421.24
     Net Liquidation Proceeds (including Rebates/Insurance
     Amounts)                                                           0.00
     Current Monthly Interest Shortfall/Excess                  2,507,813.18
     Amount of Withdrawal, if any, from Reserve Account                 0.00
     Purchase Amounts for Repurchased Receivables                       0.00

  TOTAL AVAILABLE FUNDS                                        13,034,234.42

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest  Payments Due During  the Collection
     Period  for Receivables                                    2,953,329.94
     Amount of Interest  Payments Received During the
     Collection Period                                            445,516.76
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall   2,507,813.18

III.  CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (lesser of 1% of the
     Initial Pool Balance and the Outstanding                   8,523,274.21
     Principal Balance of the Notes and Certificates)
     Deposits to Reserve  Account (only if Reserve Account is
     less than the Specified Reserve Account Balance)            4,80,010.72
     Withdrawals from Reserve Account (to the  extent that there
     are shortfalls on payments of Interest or Principal)               0.00
     Amount  in  Reserve  Account as  of  Determination  Date
     (excluding amount to be paid on next Payment Date)         4,261,637.11

IV.   COLLECTIONS ON RECEIVABLES

a)   Interest and Principal Payments Received
     ----------------------------------------
     Interest Payments Received                                   445,516.76
     Scheduled Principal Payments Received                      2,278,653.58
     Principal Prepayments Received                             7,802,250.90
     Total Interest and Principal Payments Received            10,526,421.24

b)   Liquidation Proceeds
     --------------------
     Gross Recovery Proceeds of Liquidated Receivables
     (including Rebates/Insurance)                                      0.00
     minus  Reasonable Expenses                                         0.00
     Net Liquidation Proceeds                                           0.00

c)   Purchase Amount - Loans Repurchased from Trust
     ----------------------------------------------
     Amount Allocable to Interest                                       0.00
     Amount Allocable to Principal                                      0.00

     TOTAL COLLECTED FUNDS                                     10,526,421.24


V.   CALCULATION OF SERVICING AND TRUSTEE FEES

     Pool Balance of Receivables as of the First Day of
     Collection Period                                        852,327,421.00
          multiplied by Servicer Fee Rate                               0.50%
          divided by Months per Year                                      12
     SERVICING FEE AMOUNT                                         355,136.43

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                     208.33


VI.   POOL BALANCE AND PORTFOLIO PERFORMANCE

a)   Pool Balance
     ------------
          Initial Pool Balance                                852,327,421.00
          Pool Balance as of Preceding Accounting Date                  0.00
          Pool Balance as of the Current Accounting Date      842,246,516.59
          Age of Pool in Months                                            1


b)   Default and Delinquency Performance (includes
     Repossessions and Bankruptcies)
     ---------------------------------------------

  Current Month        Number of Loans     Principal Balance    Percentage
  -------------        ---------------     -----------------    ----------
30-59 Days Delinquent       210              9,793,768.79          1.163%
60-89 Days Delinquent        33                803,727.96          0.095%
90-119 Days Delinquent        0                      0.00          0.000%
119-120 Days Delinquent       0                      0.00          0.000%
Defaults for Current Period   0                      0.00          0.000%


Schedule of Liquidated Loans   **SEE ATTACHMENT -  N/A THIS MONTH
------------------------------------------------
   Description of Vehicle
   Account Number
   Original Principal Balance of Liquidated Loans
   Outstanding Principal Balance of the Liquidated Loan
   Gross Recovery
   Recovery Net of Expenses
   Realized Loss
   Chargeoff Date
   Repossession Date
   Liquidation Date

Current Period Defaulted  Receivables  **SEE ATTACHMENT -  N/A THIS MONTH
-------------------------------------------------------
   Description of Vehicle
   Account Number
   Original Principal Balance of the Defaulted Loan
   Outstanding Principal Balance of the Defaulted Loan
   Recovery Net of Expenses
   Realized Loss
   Chargeoff Date

Schedule of Repossession Inventory  **SEE ATTACHMENT - N/A THIS MONTH
----------------------------------------------------
   Description of Vehicle
   Account Number
   Original Principal Balance of the Defaulted Loan
   Outstanding Principal Balance of the Defaulted Loan
   Recovery Net of Expenses
   Realized Loss
   Chargeoff Date
   Repossession Date

Current Period Realized Losses
------------------------------
   Current Month Realized Losses                                    0.00
   Preceding Realized Losses                                        0.00
   Second Preceding Realized Losses                                 0.00


VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

     Total Pool Factor                                       988.17249780
     Note Pool Factor                                        987.41754520
     Certificate Pool Factor                                1000.00000000
     Class A-9 Interest and Principal Account                  203,504.17


a)   Noteholders Monthly Interest Distributable Amount
     -------------------------------------------------
          Class A-1                                            269,490.36
          Class A-2                                            237,733.80
          Class A-3                                            301,970.14
          Class A-4                                            205,725.00
          Class A-5                                            263,701.39
          Class A-6                                            162,788.89
          Class A-7                                            210,600.00
          Class A-8                                             87,617.83
          Class A-9                                                  0.00
          Class A-10                                            46,150.00

     Noteholders Monthly Principal Distributable Amount
     --------------------------------------------------
          Class A-1                                         10,080,904.48
          Class A-2                                                  0.00
          Class A-3                                                  0.00
          Class A-4                                                  0.00
          Class A-5                                                  0.00
          Class A-6                                                  0.00
          Class A-7                                                  0.00
          Class A-8                                                  0.00
          Class A-9                                                  0.00
          Class A-10                                                 0.00


b)   Certificateholders' Monthly Interest Distributable
     Amount                                                    128,901.21
     Certificateholders' Monthly Principal Distributable
     Amount                                                          0.00

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note
Prin+Cert Int+Cert Prin)"                                   12,554,223.70
minus:   BKB Servicing Fee                                     355,136.43
Plus:     Trustee Fee                                              208.33


TOTAL WIRE TO CHASE                                         12,199,295.60